                                                                    Exhibit 10.2

                        HUGHES ELECTRONICS CORPORATION

                                FIRST AMENDMENT
               TO REVOLVING CREDIT AGREEMENT (364 DAY FACILITY)

          This FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT (364-DAY FACILITY) (this "Amendment") is dated as of December 3, 1998 and entered into by and among HUGHES ELECTRONICS CORPORATION (formerly known as HUGHES NETWORK SYSTEMS, INC.), a Delaware corporation (the "Borrower"), the financial institutions listed on the signature pages hereof (the "Banks"), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as the administrative agent for the Banks (in such capacity the "Administrative Agent"), CITICORP USA, INC. as the co-administrative agent (in such capacity the "Co-Administrative Agent") and MORGAN GUARANTY TRUST COMPANY OF NEW YORK as syndication agent (the "Syndication Agent") and is made with reference to that certain Credit Agreement dated as of December 5, 1997 (as so amended, the "Credit Agreement"), by and among the Borrower, the lending institutions identified therein, the Administrative Agent, the Co-Administrative Agent and the Syndication Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                   RECITALS

          WHEREAS, Borrower and Banks desire to amend the Credit Agreement to
(i) extend the Termination Date to December 1, 1999; (ii) to permit the Borrower annually to request an extension of the Termination Date no earlier than 60 days and no later than 45 days prior to the existing Termination Date; (iii) to revise Schedule 1 to the Credit Agreement; (iv) to revise the definition of Applicable Amount and (v) make certain other amendments as set forth below;

          NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

     1.   AMENDMENTS TO THE CREDIT AGREEMENT

          1.1  Amendments to Cover Page and Introductory Paragraph
               ---------------------------------------------------

          (A) The cover page of the Credit Agreement is hereby amended by adding "Citicorp USA, Inc. as Co-Administrative Agent" immediately following "Bank Of America National Trust and Savings Association as Administrative Agent"; by deleting "Citicorp USA, Inc. and The Chase Manhattan Bank as Documentation Agents" and by deleting "BancAmerica Robertson Stephens" and replacing it with "Salomon Smith Barney Inc."

          (B) The definition of "Banks" in the introductory paragraph of the Credit Agreement is hereby modified to refer to the banks set forth on Schedule 1 attached hereto.

          (C) The introductory paragraph of the Credit Agreement is hereby further amended by adding the following phrase immediately after "(in such capacity "Administrative Agent")": "Citicorp USA, Inc., as co-administrative agent (in such capacity "Co-Administrative Agent and")" and by deleting ", and Citicorp USA, Inc. and The Chase Manhattan Bank as Documentation Agents (in such capacity "Documentation Agents")".

          1.2  Amendments to Section 1:  Definitions
               -------------------------------------

          (A) Subsection 1.1 of the Credit Agreement is hereby amended by adding thereto the following definitions, which shall be inserted in proper alphabetical order:

          "Co-Administrative Agent" means Citicorp USA, Inc.

          "Commitment Increase Letter" means a letter notifying the Administrative Agent of a Bank's desire to increase its Commitment pursuant to
Section 11.18 hereof, in substantially the form of Exhibit H hereto.
                                                   ---------

          "Extension Request" means a Request for Extension delivered by the Borrower to the Banks to request an extension of the Termination Date in accordance with the provisions of Section 2.13, in substantially the form of Exhibit G hereto.
---------

          "New Bank" or "New Banks" means additional lending institutions added as Banks in accordance with Section 11.18 hereof.

          "Utilization Fee" means 12.5 basis points per annum.

          (B) Subsection 1.1 of the Credit Agreement is hereby further amended by deleting the definition of "Applicable Level," in its entirety.

          (C) Subsection 1.1 of the Credit Agreement is hereby further amended by deleting the definitions of "Applicable Amount," "Arrangers," "Reference Banks," and "Termination Date" therefrom in their entirety and substituting the following therefor:

          "Applicable Amount" means 25 basis points per annum.

          "Arranger" means Salomon Smith Barney Inc.

          "Reference Banks" means Bank of America, Citibank, N.A. and Morgan Guaranty Trust Company of New York.

          "Termination Date" means December 1, 1999; provided, however, that, if any Bank has consented to an Extension Request in accordance with Section 2.13 with regard to the then existing Termination Date, then, subject to Section 2.13(b), the then existing Termination Date as to such Bank shall be automatically extended for 364 days from the then existing Termination Date; provided further, however, that, notwithstanding any other provisions of this Agreement to the contrary, the Termination Date shall occur upon the earlier termination in whole of the Commitments pursuant to Section 3.5 or 9.1.

          1.3    Amendments to Section 2: The Credit
                 -----------------------------------

          (A) The following shall be added at the end of the first sentence of Section 2.6(a): "plus the Utilization Fee (computed daily on the basis of a three hundred sixty (360) day year and actual days elapsed) with respect to each day on which the aggregate amount of outstanding Loans exceeds 50% of the Total Commitment."

          (B)    The following shall be inserted in the second sentence of
Section 2.6(a) after "Borrower shall pay interest": "and the Utilization Fee".

          (C) The term "Applicable Amount" shall be deleted from the first sentence of Section 2.12, and replaced with "5 basis points per annum".

          (D) A new Section 2.13 shall be added to the Credit Agreement, as follows:

          "2.13  Extension of Termination Date. (a) The Borrower may, no earlier
                 -----------------------------
than 60 days and not later than 45 days prior to the then effective Termination Date (as it may be extended from time to time pursuant hereto), request in writing that the Termination Date be extended for an additional 364 days by sending to the Administrative Agent, which will promptly then provide a copy to each Bank, an Extension Request. After Borrower's request, each Bank may, in its sole discretion, consent or not consent to such extension by giving written notice thereof to the Administrative Agent no earlier than 30 days prior to the then existing Termination Date, but in any event no later than 20 days prior to the then existing Termination Date. Each Bank's annual decision as to whether to extend the Termination Date shall be based, in part, on a new credit analysis utilizing then current information in respect of Borrower's business, financial condition and operations and other information furnished by Borrower. Failure of any Bank to respond within such 20 day period shall be deemed to be a refusal of such request by such Bank. The Administrative Agent shall promptly notify each Bank and Borrower of any Bank's decision to reject the proposed extension.

          (b) If, in accordance with the provisions of this Section 2.13, a Bank consents to the extension of the Termination Date, the Termination Date for such Bank shall be extended for 364 days from the then current Termination Date, without any further action by Borrower or such Bank; provided that no such
                                                     --------
extension shall be effective unless the Commitments of Banks agreeing to so extend the Termination Date plus the Commitments of any New Banks which have agreed to become party to this Agreement pursuant to Section 11.18 constitute at least 50% of the Total Commitment existing on the date hereof.

          (c) If any Bank does not consent to a request for an extension of the Termination Date, or is deemed not to have consented to the requested extension, and the Termination Date has been extended for the other Bank(s): (i) the Borrower may, prior to the end of the non-extended Termination Date, terminate such Bank's Commitment under this Agreement upon payment in full of principal and interest on all Loans made by such Bank together with such other sums, if any, that may be due by reason of such prepayment and any fees owing to such Bank and, in connection with such termination, the Borrower may replace such non-consenting Bank with a New Bank or increase the Commitment of an existing Bank, in each case pursuant to Section 11.18; and (ii) if the Borrower has not previously terminated such non-consenting Bank's Commitment under this Credit Agreement and paid principal and interest on the Loans held by such non-consenting Bank and other amounts due to such non-consenting Bank as provided above, then such principal and interest and other amounts due to such non-consenting Bank shall be due and payable on the non-extended Termination Date and the Termination Date shall not be extended insofar as such non-consenting Bank is concerned."

          1.4    Amendments to Section 11:  Miscellaneous Provisions
                 ---------------------------------------------------

          (A) The following shall be deleted from the end of the first sentence of Section 11.11(a):

          "; provided, further, that upon any such assignment hereunder, such Bank shall concurrently assign to the same Assignee a ratable portion of its loans, commitments and other rights and obligations under the Revolving Credit Agreement (Multi-Year Facility) dated as of even date herewith, among Borrower, the banks parties thereto, Bank of America National Trust and Savings Association, as administrative agent, Morgan Guaranty Trust Company of New York, as syndication agent and Citicorp USA, Inc. and The Chase Manhattan Bank as documentation agents."

          (B) A new Section 11.18 shall be added to the Credit Agreement, as follows:

          "11.18 New Banks; Increases in Commitments of Banks.  (a) In the
                 --------------------------------------------
event one or more Banks do not consent to an extension of the Termination Date pursuant to Section 2.13, if no Event of Default or Unmatured Event of Default has occurred and is continuing, Borrower may within five days of Borrower's receipt of notice of such failure to so extend notify the Administrative Agent and the Banks (a "Commitment Replacement Notice") that (i) it desires to add one or more additional lenders to the Banks hereunder having aggregate Commitments not exceeding the Commitment of the Bank(s) which have not consented to an extension, and/or (ii) with the consent of the relevant Bank, increase the Commitment of any one or more of the Banks in an aggregate amount not exceeding the Commitment of the Bank which has not consented to an extension of the Termination Date; provided that the existing Bank(s) shall have the right on a
                  --------
pro rata basis based upon the then existing Commitments to increase their respective Commitments to replace the terminated Commitments before any New Bank may be added as a Bank hereunder. The Banks desiring to increase their Commitments based upon the immediately preceding proviso must give notice to the Administrative Agent of their intention to accept a greater Commitment within five days of Borrower's Commitment Replacement Notice. Each Commitment Replacement Notice shall identify each new lender (each a "New Bank") proposed by Borrower to be added as a Bank and/or each existing Bank which has proposed to increase its Commitment, the amount of its proposed Commitment and the proposed effective date of its becoming a Bank hereunder or increasing its Commitment, as applicable (which shall be the last day of all then current Interest Periods if there are Eurodollar Advances then outstanding from the Banks). Any increase in the Commitment of a Bank shall be effective upon the receipt by the Administrative Agent of a Commitment Increase Letter which shall identify the proposed effective date (which shall be the last day of all then current Interest Periods if there are Eurodollar Advances then outstanding from the Banks). Each New Bank shall, with the consent of the Administrative Agent, become a Bank hereunder for all purposes and to the same effect as if set forth on the signature pages hereof, subject to its execution and delivery to the Administrative Agent of at least one counterpart of this Agreement (which shall be deemed to include all amendments thereto) and the execution and delivery by the Administrative Agent and the Borrower of each such counterpart. Each Bank expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Bank hereunder, nor by any election of the Administrative Agent not to authorize a lender to become a New Bank.

          (b) Following any Bank's or Banks' refusal to extend their Commitments pursuant to Section 2.13 herein and/or any subsequent change in the Commitments of the existing Banks or the addition of a New Bank, Schedule 1 of this Agreement shall be deemed amended to reflect (i) the termination of the non-extending Bank's Commitment; (ii) the addition of any New Bank; (iii) such New Bank's Commitment; and (iv) any change to the Commitment of an existing Bank.

          (c) Following any Bank or Banks refusal to extend their Commitments pursuant to Section 2.13 herein and any subsequent change in the Commitments of the existing Banks or the addition of a New Bank, Borrower agrees to execute such Notes as necessary to comply with the requirements of Sections 2.8 and 2.9 of this Agreement."


          1.5  Modification of Schedules
               -------------------------

          (A)  Schedule 1: Name of Banks and Commitments. Schedule 1 to the
               -----------------------------------------  ----------
Credit Agreement is hereby deleted in its entirety and replaced with Schedule 1 attached hereto.

          1.6  Modification of Exhibits
               ------------------------

          (A)  Exhibit D; Addresses and Lending Offices of Banks. Exhibit D to
               -------------------------------------------------  ---------
the Credit Agreement is hereby amended by deleting said Exhibit D in its
                                                        ---------
entirety and substituting in place thereof a new Exhibit D in the form attached
                                                 ---------
to this Amendment.

          1.7  Addition of Exhibits
               --------------------

          (A)  Exhibit G; Form of Extension Request. The Credit Agreement is
               ------------------------------------
hereby amended by adding thereto a new Exhibit G in the form attached to this
                                       ---------
Amendment.

          (B)  Exhibit H; Form of Commitment Increase Letter. The Credit
               ---------------------------------------------
Agreement is hereby amended by adding thereto a new Exhibit H in the form
                                                    ---------
attached to this Amendment.

     2.   CONDITIONS TO EFFECTIVENESS

          Section 1 of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "First Amendment Effective Date"):

          (A) On or before the First Amendment Effective Date, Borrower shall deliver to the Banks (or to the Administrative Agent for the Banks with sufficient originally executed copies, where appropriate, for each Bank and its counsel) the following, each, unless otherwise noted, dated the First Amendment Effective Date:

          (1) Favorable written opinions, dated the First Amendment Effective Date, of the General Counsel or Assistant General Counsel of Borrower in the form set out in Exhibit 1 hereto;

          (2) Certificate of the Secretary or an Assistant Secretary of Borrower dated the First Amendment Effective Date as to (i) the resolution of the Board of Directors of Borrower or its Executive Committee in connection with this Agreement, and (ii) the incumbency and signatures of the person authorized to execute and deliver this Agreement and any other instrument, document or other agreement required hereunder on the First Amendment Effective Date; and

          (3) A certificate, signed by a vice president or assistant treasurer of Borrower dated the First Amendment Effective Date certifying: (i) that since December 31, 1997, there has been no change in the financial condition, business, operations or properties of Borrower and its Subsidiaries taken as a whole which constitutes a Material Change; and (ii) that no event has occurred and is continuing or would result from the making of a Loan which constitutes or would constitute an Event of Default or an Unmatured Event of Default.

          (4) A Certificate of Good Standing in relation to Borrower issued by the Secretary of the State of Delaware, dated not more than one month prior to the First Amendment Effective Date.

          (5) For each Bank that does not currently have in its possession a Master Bid Note executed by Borrower for such Bank's benefit, a Master Bid Note, referred to in Section 2.9 of the Credit Agreement, in an amount of each such Bank's Commitment as set forth in Schedule 1 attached hereto duly executed by Borrower.

          (6)  Executed copies of this Amendment.

          (B) All fees and other amounts owed to the Administrative Agent, Co-Administrative Agent, Syndication Agent, Documentation Agent, Arranger and any Bank through the Effective Date (including Banks having no Commitment on and after the Effective Date) by Borrower shall have been received by such person.

          (C) On or before the First Amendment Effective Date, all corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incidental thereto not previously found acceptable by the

Administrative Agent, acting on behalf of Banks, and its counsel shall be satisfactory in form and substance to the Administrative Agent and such counsel, and the Administrative Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as the Administrative Agent may reasonably request.

     3.   BORROWER'S REPRESENTATIONS AND WARRANTIES

          In order to induce Banks to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Borrower represents and warrants to each Bank that the following statements are true, correct and complete:

          (A)  Corporate Power and Authority. Borrower has all requisite
               -----------------------------
corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "Amended Agreement").

          (B)  Authorization of Agreements.  The execution and delivery of this
               ---------------------------
Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of Borrower.

          (C)  No Contravention.  There is no charter, by-law, or capital stock
               ----------------
provision of Borrower and no provision of any indenture or material agreement, written or oral, to which Borrower is a party or under which Borrower is obligated, nor is there any statute, rule or regulation, or any judgment, decree or order of any court or agency binding on Borrower which would be contravened by the execution, delivery and performance of any provision, condition, covenant or other term of this Amendment or the Amended Agreement.

          (D)  Binding Obligation. This Amendment and the Amended Agreement are
               ------------------
the legal, valid and binding obligation of Borrower, enforceable against it in accordance with their terms, and any instrument or agreement required hereunder or by the Amended Agreement, when executed and delivered, will be similarly valid, binding and enforceable.

          (E)  Incorporation of Representations and Warranties From Credit
               -----------------------------------------------------------

Agreement. The representations and warranties contained in Section 6 of the
---------
Credit Agreement are and will be true, correct and complete in all material respects on and as of the First Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

          (F)  Absence of Default. No event has occurred and is continuing or
               ------------------
will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Unmatured Event of Default.

     4.   MISCELLANEOUS

          (A) Reference to and Effect on the Credit Agreement and the Other Loan Documents.

          (i) On and after the First Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other documents entered pursuant to the Credit Agreement to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

          (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other documents entered pursuant to the Credit Agreement shall remain in full force and effect and are hereby ratified and confirmed.

          (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent or any Bank under, the Credit Agreement or any of the other Loan Documents.

          (B)   Fees and Expenses. Borrower acknowledges that all costs, fees
                -----------------
and expenses as described in subsection 11.14 of the Credit Agreement incurred by the Arranger, the Administrative Agent and their counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Borrower.

          (C)   Headings.  Section and subsection headings in this Amendment are
                --------
included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

          (D)   California Law. The interpretation, enforcement and effect of
                --------------
this Agreement, the Loans and any agreements, contracts, indentures, documents or instruments delivered in accordance herewith, shall be governed and controlled in all respects by and construed according to the substantive laws of the State of California, to the jurisdiction of whose courts the parties hereto hereby agree to submit.

          (E)   Counterparts; Effectiveness. This Amendment may be executed in
                ---------------------------
any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment (other than the provisions of Section 1 hereof, the effectiveness of which is governed by
Section 2 hereof) shall become effective upon the execution of a counterpart hereof by Borrower and Banks and receipt by Borrower and the Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof.

                 [Remainder of page intentionally left blank]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                   HUGHES ELECTRONICS
                                   CORPORATION



                                   By:______________________________________
                                   Name:
                                   Title:

                                   BANK OF AMERICA NATIONAL TRUST
                                   AND SAVINGS ASSOCIATION, as
                                   Administrative Agent and as a Bank



                                   By:______________________________________
                                   Name:
                                   Title:

                                   MORGAN GUARANTY TRUST
                                   COMPANY OF NEW YORK, as Syndication
                                   Agent and a Bank



                                   By:______________________________________
                                   Name:
                                   Title:

                                   [RESERVED]

                                   [RESERVED]

                                   THE MITSUBISHI TRUST & BANKING
                                   CORPORATION, NEW YORK BRANCH,
                                   as a Bank



                                   By:______________________________________
                                   Name:
                                   Title:

                                   [RESERVED]

                                   CREDIT LYONNAIS NEW YORK
                                   BRANCH, as a Bank



                                   By:______________________________________
                                   Name:
                                   Title:

                                   DEUTSCHE BANK AG NEW YORK
                                   AND/OR CAYMAN ISLANDS BRANCHES,
                                   as a Bank



                                   By:______________________________________
                                   Name:
                                   Title:

                                   THE FIRST NATIONAL BANK OF
                                   CHICAGO, as a Bank



                                   By:______________________________________
                                   Name:
                                   Title:

                                   FIRST NATIONAL BANK OF
                                   MARYLAND, as a Bank



                                   By:______________________________________
                                   Name:
                                   Title:

                                   THE FUJI BANK LIMITED LOS
                                   ANGELES AGENCY, as a Bank



                                   By:______________________________________
                                   Name:
                                   Title:

                                   CITICORP USA, INC., as Co-Administrative
                                   Agent and as a Bank



                                   By:______________________________________
                                   Name:
                                   Title:

                                   BANCA DI ROMA-SAN FRANCISCO
                                   BRANCH, as a Bank



                                   By:______________________________________
                                   Name:
                                   Title:

                                   THE BANK OF NEW YORK, as a Bank



                                   By:______________________________________
                                   Name:
                                   Title:

                                   [RESERVED]

                                   [RESERVED]

                                   [RESERVED]

                                   CIBC, INC., as a Bank



                                   By:______________________________________
                                   Name:
                                   Title:

                                   BANKERS TRUST COMPANY, as a Bank



                                   By:______________________________________
                                   Name:
                                   Title:

                                   CREDIT SUISSE FIRST BOSTON, as a Bank



                                   By:______________________________________
                                   Name:
                                   Title:

                                   THE INDUSTRIAL BANK OF JAPAN,
                                   LIMITED LOS ANGELES AGENCY, as a
                                   Bank



                                   By:______________________________________
                                   Name:
                                   Title:

                                  SCHEDULE 1
                                  ----------

________________________________________________________________________________
                      Lender                                        Commitment
                      ------                                        ----------
--------------------------------------------------------------------------------
Citicorp USA, Inc.                                                 $53,000,000
--------------------------------------------------------------------------------
Bank of America National Trust and Savings Association             $47,000,000
--------------------------------------------------------------------------------
The First National Bank of Chicago                                 $25,000,000
--------------------------------------------------------------------------------
Morgan Guaranty Trust Company of New York                          $17,500,000
--------------------------------------------------------------------------------
Bankers Trust Company                                              $12,500,000
--------------------------------------------------------------------------------
Credit Suisse First Boston                                         $12,500,000
--------------------------------------------------------------------------------
The Mitsubishi Trust & Banking Corporation, New York               $12,500,000
Branch
--------------------------------------------------------------------------------
Banca Di Roma-San Francisco Branch                                 $ 8,750,000
--------------------------------------------------------------------------------
The Bank of New York                                               $ 8,750,000
--------------------------------------------------------------------------------
CIBC, Inc.                                                         $ 8,750,000
--------------------------------------------------------------------------------
Credit Lyonnais New York Branch                                    $ 8,750,000
--------------------------------------------------------------------------------
Deutsche Bank AG New York And/Or Cayman Islands Branches           $ 8,750,000
--------------------------------------------------------------------------------
First National Bank of Maryland                                    $ 8,750,000
--------------------------------------------------------------------------------
The Fuji Bank Limited Los Angeles Agency                           $ 8,750,000
--------------------------------------------------------------------------------
The Industrial Bank Of Japan, Limited Los Angeles Agency           $ 8,750,000
--------------------------------------------------------------------------------

                                   EXHIBIT D

                        HUGHES ELECTRONICS CORPORATION
                          REVOLVING CREDIT AGREEMENT
                              (364-DAY FACILITY)

--------------------------------------------------------------------------------
                Bank                                Addresses
                ----
--------------------------------------------------------------------------------
Bank of America National Trust and     555 S. Flower Street
Savings Association, as                11th Floor
Administrative Agent                   Los Angeles, CA 90071
                                       Attention: Gina Meador
                                       Agency Management-Los Angeles #20529
                                       Telephone: (213) 228-5245
                                       Facsimile: (213) 228-2299

                                       Payment Office

                                       1850 Gateway Boulevard, Fifth Floor
                                       Concord, CA 94520
                                       Attention: Glenis Croucher
                                       Senior Agency Administrative Officer
                                       Agency Administrative Services #5596
                                       Telephone: (925) 675-8447
                                       Facsimile: (925) 675-8500
--------------------------------------------------------------------------------
Bank of America National Trust and     Domestic and Offshore Lending Office
Savings Association, as a Bank
                                       1850 Gateway Boulevard, Third Floor
                                       Concord, CA 94520
                                       Attention: Donna Cowan
                                       Senior Account Administrator
                                       GPO-Domestic Account Administration #5693
                                       Telephone: (925) 675-7502
                                       Facsimile: (925) 675-7531

                                       Notices (other than Borrowing Notices and
                                       Conversion/Continuation)

                                       555 S. Flower Street
                                       11th Floor
                                       Los Angeles, CA 90071
                                       Attention: Dianne Allen
                                       Vice President
                                       Credit Products #5618
                                       Telephone: (213) 228-2435
                                       Facsimile: (213) 623-1959
--------------------------------------------------------------------------------

                                  Exhibit D-1

--------------------------------------------------------------------------------
Morgan Guaranty Trust Company of       Domestic and Offshore Lending Office:
New York

                                       c/o J.P. Morgan Services Inc.
                                       500 Stanton Christiana Road
                                       Newark, DE 19713
                                       Attention: Jeannie Mattson
                                       Telephone: (302) 634-1852
                                       Facsimile: (302) 634-1938

                                       Notice for all Libor, DC, Base Rate
                                       Borrowings and/or Repayments:

                                       c/o J.P. Morgan Services Inc.
                                       500 Stanton Christiana Road
                                       Newark, DE 19713
                                       Attention: Thomas Lazlo
                                       Telephone: (302) 634-1852
                                       Facsimile: (302) 634-1893

                                       Notices (other than Borrowing Notices and
                                       Conversion/Continuation)

                                       60 Wall Street
                                       3rd Floor
                                       New York, NY 10260-0060
                                       Attention: Robert Osieski
                                       Vice President
                                       Telephone: (212) 648-5018
                                       Facsimile: (212) 648-7173
--------------------------------------------------------------------------------

                                  Exhibit D-2

-------------------------------------------------------------------------------
The Mitsubishi Trust & Banking         Domestic and Offshore Lending Office:
Corporation, New York Branch
                                       520 Madison Avenue
                                       26th Floor
                                       New York, NY 10022
                                       Attention: Ming Hwa Chou
                                       Telephone: (212) 891-8263
                                       Facsimile: (212) 755-2349

                                       Notices (other than Borrowing Notices and
                                       Conversion/Continuation)

                                       520 Madison Avenue
                                       26th Floor
                                       New York, NY 10022
                                       Attention: Scott Paige
                                       Special Finance
                                       Telephone: (212) 891-8216
                                       Facsimile: (212) 755-2349

Credit Lyonnais New York Branch        Domestic and Offshore Lending Office:

                                       1301 Avenue of the Americas
                                       New York, NY 10019
                                       Attention: Deborah Sachs
                                       Telephone: (212) 261-7837
                                       Facsimile: (212) 261-3318

                                       Notices (other than Borrowing Notices and
                                       Conversion/Continuation)

                                       1301 Avenue of the Americas
                                       New York, NY 10019
                                       Attention: Mark Campellare
                                       Telephone: (212) 261-7306
                                       Facsimile: (212) 261-3288
--------------------------------------------------------------------------------

                                  Exhibit D-3

--------------------------------------------------------------------------------
Deutsche Bank AG New York              Domestic and Offshore Lending Office:
And/Or Cayman Islands Branches
                                       31 W. 52nd Street
                                       24th Floor
                                       New York, NY 10019
                                       Attention: Noble Samuel/Cheryl Manbelbaum
                                       Telephone: (212) 469-4091
                                       Facsimile: (212) 469-4139

                                       Notices (other than Borrowing Notices and
                                       Conversion/Continuation)

                                       31 W. 52nd Street
                                       24th Floor
                                       New York, NY 10019
                                       Attention: Joel Makowsky
                                       Vice President
                                       Telephone: (212) 469-7896
                                       Facsimile: (212) 469-8212
--------------------------------------------------------------------------------

                                  Exhibit D-4

--------------------------------------------------------------------------------
The First National Bank of Chicago     Domestic and Offshore Lending Office:

                                       One First National Plaza
                                       Chicago, Illinois 60670
                                       Attention: Sharon Bosch
                                       Telephone: (312) 732-7112
                                       Facsimile: (312) 732-4840

                                       Notices (other than Borrowing Notices and
                                       Conversion/Continuation)

                                       777 S. Figueroa Street
                                       4th Floor
                                       Los Angeles, CA 90017
                                       Attention: Stewart Klein
                                       Telephone: (213) 683-4950
                                       Facsimile: (213) 683-4999

                                       With a copy to:

                                       777 S. Figueroa Street
                                       4th Floor
                                       Los Angeles, CA 90017
                                       Attention: Mark Isley
                                       Telephone: (213) 683-4964
                                       Facsimile: (213) 683-4999
--------------------------------------------------------------------------------
First National Bank of Maryland        Domestic and Offshore Lending Office:

                                       25 S. Charles Street, MC101-745
                                       Baltimore, MD 21201
                                       Attention: Peg Miedzianowski
                                       Telephone: (410) 244-4839
                                       Facsimile: (410) 244-4239

                                       Notices (other than Borrowing Notices and
                                       Conversion/Continuation)

                                       25 S. Charles Street, MC101-745
                                       Baltimore, MD  21201
                                       Attention: Jennifer Putnam
                                       Telephone: (410) 244-4721
                                       Facsimile: (410) 244-4239

--------------------------------------------------------------------------------

                                  Exhibit D-5

--------------------------------------------------------------------------------
The Fuji Bank Limited Los Angeles      Domestic and Offshore Lending Office:
Agency

                                       333 South Hope Street
                                       39th Floor
                                       Los Angeles, CA 90071
                                       Attention: Wayne Wong
                                       Telephone: (213) 253-4132
                                       Facsimile: (213) 253-4178

                                       Notices (other than Borrowing Notices and
                                       Conversion/Continuation)

                                       333 South Hope Street
                                       39th Floor
                                       Los Angeles, CA 90071
                                       Attention: Jonathan Bigelow
                                       Vice President
                                       Telephone: (213) 253-4144
                                       Facsimile: (213) 253-4178
--------------------------------------------------------------------------------
Citicorp USA, Inc.                     Domestic and Offshore Lending Office:

                                       Citibank, N.A.
                                       c/o Pennsway, 2nd Floor
                                       Newcastle, Delaware  19720
                                       Attention: Suzanne Watson
                                       Telephone: (302) 894-6060
                                       Facsimile: (302) 894-6120

                                       Notices (other than Borrowing Notices and
                                       Conversion/Continuation)

                                       Citibank, N.A.
                                       777 S. Figueroa Street
                                       5th Floor
                                       Los Angeles, CA 90017
                                       Attention: Walt Larson
                                       Managing Director
                                       Telephone: (213) 239-1501
                                       Facsimile: (213) 623-3592
--------------------------------------------------------------------------------

                                  Exhibit D-6

--------------------------------------------------------------------------------
Banca Di Roma-San Francisco Branch     Domestic and Offshore Lending Office:

                                       One Market Street
                                       Steuart Tower
                                       Suite 1000
                                       San Francisco, CA 94105
                                       Attention: Francesco Barolo
                                       Telephone: (415) 977-7303
                                       Facsimile: (415) 357-9869

                                       Notices (other than Borrowing Notices and
                                       Conversion/Continuation)

                                       One Market Street
                                       Steuart Tower
                                       Suite 1000
                                       San Francisco, CA 94105
                                       Attention: Augusto Bianchi
                                       First Vice President
                                       Telephone: (415) 977-7306
                                       Facsimile: (415) 357-9869

--------------------------------------------------------------------------------
The Bank of New York                   Domestic and Offshore Lending Office:

                                       One Wall Street, 22nd Floor
                                       New York, NY 10286
                                       Attention: Sandra Morgan/Dawn Hertling
                                       Telephone: (212) 635-6743 or 6742
                                       Facsimile: (212) 635-6877 or 6899

                                       Notices (other than Borrowing Notices and
                                       Conversion/Continuation)

                                       10990 Wilshire Boulevard
                                       Los Angeles, CA  90024
                                       Attention: Jonathan Rollins
                                       Assistant Vice President
                                       Telephone: (310) 996-8658
                                       Facsimile: (310) 996-8667

--------------------------------------------------------------------------------

                                  Exhibit D-7

--------------------------------------------------------------------------------
CIBC, Inc.                             Domestic and Offshore Lending Office:

                                       2727 Park Ferry Road, Suite 1200
                                       Atlanta, Georgia 30339
                                       Attention: Vickie Rollins
                                       Telephone: (770) 319-4802
                                       Facsimile: (770) 319-4950

                                       Notices (other than Borrowing Notices and
                                       Conversion/Continuation)

                                       425 Lexington Avenue
                                       8th Floor
                                       New York, NY 10017
                                       Attention: Christine Harrigan
                                       Telephone: (212) 856-3764
                                       Facsimile: (212) 856-3558
--------------------------------------------------------------------------------
Bankers Trust Company                  Domestic and Offshore Lending Office:

                                       One Bankers Trust Plaza
                                       8th Floor
                                       New York, NY 10006
                                       Attention: Hsing Huang
                                       Telephone: (212) 250-2431
                                       Facsimile: (212) 250-7351

                                       Notices (other than Borrowing Notices and
                                       Conversion/Continuation)

                                       One Bankers Trust Plaza
                                       8th Floor
                                       New York, NY 10006
                                       Attention: Gina Thomson
                                       Vice President
                                       Telephone: (212) 250-7396
                                       Facsimile: (212) 250-7351

--------------------------------------------------------------------------------

                                  Exhibit D-8

--------------------------------------------------------------------------------
Credit Suisse First Boston             Domestic and Offshore Lending Office:

                                       5 World Trade Center
                                       8th Floor
                                       New York, NY 10048
                                       Attention: Ronald Davis
                                       Telephone: (212) 322-1865
                                       Facsimile: (212) 335-0593

                                       Notices (other than Borrowing Notices and
                                       Conversion/Continuation)

                                       11 Madison Avenue
                                       20th Floor
                                       New York, NY 10010
                                       Attention: David Kratovil
                                       Vice President
                                       Telephone: (212) 325-9155
                                       Facsimile: (212) 325-8309

--------------------------------------------------------------------------------
The Industrial Bank Of Japan,          Domestic and Offshore Lending Office:
Limited Los Angeles Agency
                                       350 South Grand Avenue
                                       Suite 1500
                                       Los Angeles, CA 90071
                                       Attention: Maria Lopez/Lynn Santos
                                       Telephone: (213) 893-6355 or 6345
                                       Facsimile: (213) 688-7486

                                       Notices (other than Borrowing Notices and
                                       Conversion/Continuation)

                                       350 South Grand Avenue
                                       Suite 1500
                                       Los Angeles, CA 90071
                                       Attention: Blake Seaton
                                       Telephone: (213) 628-7241
                                       Facsimile: (213) 488-9840

--------------------------------------------------------------------------------

                                  Exhibit D-9

                                   EXHIBIT G

              [FORM OF REQUEST FOR EXTENSION OF TERMINATION DATE]

                [LETTERHEAD OF HUGHES ELECTRONICS CORPORATION]


   _____________________, 19___

BANKS PARTY TO THE CREDIT AGREEMENT
 REFERRED TO BELOW

Ladies and Gentlemen

               In accordance with Section 2.13 of the Revolving Credit Agreement dated as of December 5, 1997 (as amended, the "Credit Agreement"; terms defined therein being used herein as therein defined), among the undersigned, the Banks parties thereto, Bank of America National Trust and Savings Association as Administrative Agent, Citicorp USA, Inc. as Co-Administrative Agent and Morgan Guaranty Trust Company of New York as Syndication Agent, the undersigned hereby requests that you consent to extension of the Termination Date to [INSERT DATE 364 DAYS AFTER CURRENT TERMINATION DATE], or, if such date is not a Business Day, the next preceding Business Day.

               Please indicate your consent to such extension of the Termination Date by signing the attached copy of this letter in the space provided below and returning same to the Administrative Agent, if possible by _____________, 19__ but, in any event, not later than ____________, 19___.

                                        Very truly yours,

                                        HUGHES ELECTRONICS
                                        CORPORATION

                                        By _________________________
                                        Name:
                                        Title:

               The undersigned Lender, party to the Credit Agreement, consents to the extension of the Termination Date as requested above.

                                      [NAME OF BANK]

                                        By _________________________
                                        Name:
                                        Title:

                                  Exhibit G-1

                                   EXHIBIT H

                     [FORM OF COMMITMENT INCREASE LETTER]

                [LETTERHEAD OF HUGHES ELECTRONICS CORPORATION]

                                                                __________, 199_

To Bank of America National Trust and Savings Association:

     as Administrative Agent for the Banks party to the Credit Agreement referred to below

_______________________
_______________________
Attention:_____________

Ladies and Gentlemen:

          In accordance with Section 11.18(a) of the Credit Agreement, dated as of December 5, 1997, (as amended, the "Credit Agreement"; terms defined therein being used herein as therein defined), among the undersigned, the Banks parties thereto, Bank of America National Trust and Savings Association as Administrative Agent, Citicorp USA, Inc. as Co-Administrative Agent and Morgan Guaranty Trust Company of New York as Syndication Agent, the undersigned hereby requests that you, the Administrative Agent and [NAME OF INCREASING BANK] consent to the increase of [$____________] to [NAME OF INCREASING BANK]'S Commitment which shall result in [NAME OF INCREASING BANK]'s net Commitment equaling [$___________].

          The undersigned hereby certifies, on behalf of Borrower that (i) representations and warranties contained in Section 6 of the Credit Agreement are true and accurate as though made on and as of the date hereof (except to the extent any representation and warranty is expressly made as of a specific date, in which case such representation and warranty shall be true and correct in all material respects as of such specific date), and (ii) no event has occurred and is continuing or would result from such increase in [INCREASING BANK]'s Commitment which constitutes an Event of Default or an Unmatured Event of Default under the Credit Agreement.

                                  Exhibit H-1

          Please indicate your consent to such increase of the commitment of [NAME OF INCREASING BANK] by signing the attached copy of this letter in the space provided below by __________, 199_ but, in any event, not later than _______, 199_.

                                    Very truly yours,

                                    HUGHES ELECTRONICS CORPORATION

                                    By________________________
                                    Name:
                                    Title:

          The undersigned parties consent to the increase of [NAME OF INCREASING BANK]'s Commitment as requested above.

Accepted this __ day              [NAME OF INCREASING BANK]
of _________, 199_

                                  By________________________
                                  Name:
                                  Title:
Acknowledged and Agreed:

Bank of America National Trust
and Savings Association
as Administrative Agent



By_______________________
Name:
Title:

                                  Exhibit H-2

                                   EXHIBIT 1
                  [HUGHES ELECTRONICS CORPORATION LETTERHEAD]

December 3, 1998

To:  The Banks listed on Schedule A hereto;
     Bank of America National Trust and
     Savings Association, as Administrative
     Agent, Morgan Guaranty Trust Company of
     New York, as Syndication Agent; and
     Citicorp USA, Inc. as Co-Administrative
     Agent

                    Re: Hughes Electronics Corporation's First Amendment to Revolving Credit Agreement (364-Day Facility)
                         ---------------------------------------------

Ladies and Gentlemen:

     I am the Assistant General Counsel of Hughes Electronics Corporation, a Delaware corporation ("Borrower"), in connection with the First Amendment dated as of December 3, 1998 (the "First Amendment") to the Revolving Credit Agreement (364-Day Facility) dated as of December 5, 1997 (as so amended, "Credit Agreement") by and among Borrower, the banks named therein (the "Banks"), Bank of America National Trust and Savings Association, as administrative agent for the Banks (in such capacity "Administrative Agent"), Morgan Guaranty Trust Company of New York, as Syndication Agent, and Citicorp USA, Inc. as Co-Administrative Agent. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Credit Agreement. This opinion is rendered to you pursuant to Section 2(A)(1) of the First Amendment.

     As Assistant General Counsel to Borrower, I have caused to be made such legal and factual examinations and inquiries, including an examination of originals or copies, certified or otherwise identified to my satisfaction as authentic, of such corporate records, agreements, instruments and other documents as I have deemed necessary or appropriate for the purposes of this opinion. I have caused to be obtained such certificates and other assurances (copies of which have been delivered to you) from public officials and officers and other employees of Borrower as I considered necessary or appropriate for the purpose of rendering this opinion. I have assumed the genuineness of all signatures (except that of Borrower), the authenticity of all documents submitted to us as originals, and the conformity with the originals of all documents submitted to me as copies.

     Subject to the limitations herein set forth, I am opining herein as to the effect on the subject transaction only of United States federal law, the laws of the State of California and the General Corporation Law of the State of Delaware. I am licensed to practice law in the State of California. I assume no responsibility as to the applicability to the subject transaction or the effect thereon of the laws of any other jurisdiction.

                                 Exhibit 1 - 1

     Based upon the foregoing and in reliance thereon, and subject to the qualifications, limitations, and assumptions set forth herein, I am of the opinion that, as of the date hereof:

     1. Borrower is a corporation duly incorporated and validly existing as a corporation in good standing under the laws of the State of Delaware, with full corporate power and authority to own and lease its properties and conduct its business as presently owned and conducted.

     2. Borrower is duly qualified to do business as a foreign corporation in good standing in the State of California.

     3. Borrower has full corporate power and authority to borrow the sums provided for in the Credit Agreement, to execute and deliver the First Amendment and to perform its obligations under the Credit Agreement and the First Amendment.

     4. All corporate action required to be taken by Borrower for the authorization, execution and delivery of the First Amendment by Borrower and the performance by Borrower of its obligations thereunder and under the Credit Agreement has been duly taken.

     5. The officer of Borrower executing the First Amendment is duly and properly in office and duly authorized to execute the same.

     6. The First Amendment and Credit Agreement are valid and binding agreements of Borrower, enforceable in accordance with their terms, subject to the limitations, qualifications, exceptions and assumptions set forth below.

     7. To my knowledge, after causing to be conducted such legal examination and inquiries and causing to be conducted such discussions with and obtaining such certificates or other confirmations from officers and other employees of Borrower as I considered appropriate in the circumstances, no consent, permission, authorization order or license of any United States federal or California governmental authority is necessary in connection with the execution and delivery of the First Amendment by Borrower and Borrower's performance of its obligations under the First Amendment and the Credit Agreement.

     8. There is no provision of the Certificate of Incorporation or the By-laws of Borrower which would be contravened by the execution and delivery of the First Amendment by Borrower or by the performance by Borrower of its obligations under the First Amendment and the Credit Agreement.

     9. Borrower is not an "investment company" as defined in the Investment Company Act of 1940, as amended.

     10. To my knowledge, after causing to be conducted such legal and factual examination and inquiries and causing to be conducted such discussions with and obtaining such certificates or other confirmations from officers and other employees of Borrower as I considered appropriate in the circumstances, no consent or approval of any trustee or holder of any material indebtedness of Borrower is necessary in connection with the execution and delivery of the First Amendment by Borrower and Borrower's performance of its obligations under the First Amendment and the Credit Agreement.

                                 Exhibit 1 - 2

     11. There is no provision of any indenture or material agreement for borrowed money to which Borrower is a party or under which Borrower is obligated, and of which I am aware, after causing to be conducted such legal and factual examinations and inquiries and causing to be conducted such discussion with and obtaining such certificates or other confirmations from officers and other employees of Borrower as I considered appropriate in the circumstances which would be contravened by the execution and delivery of the First Amendment by Borrower or by the performance by Borrower of its obligations under the First Amendment and the Credit Agreement.

     12. To my knowledge, after causing to be conducted such legal and factual examination and inquiries and causing to be conducted such discussions with and obtaining such certificates or other confirmations from officers and other employees of Borrower as I considered appropriate in the circumstances, there is no judgment, decree or order of any court or governmental agency binding on Borrower which would be contravened by the execution and delivery of the First Amendment and the Notes by Borrower and Borrower's performance of its obligations under the First Amendment, the Credit Agreement and the Notes.

     13. To my knowledge, after causing to be conducted such legal and factual examinations and inquiries and obtaining certificates or other confirmations from officers and employees of Borrower as I considered appropriate in the circumstances, except as set forth in Attachment 1 hereto, there is no claim, suit, action or proceeding pending or threatened against Borrower before any court or governmental agency in which there is a specific claim, including environmental matters, in excess of $75,000,000.

     The opinion expressed in paragraph 6 is subject to the following limitations, qualifications, exceptions and assumptions:

          (a) the enforcement of the First Amendment, the Credit Agreement and the Notes may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws or by equitable principles relating to or limiting the rights or creditors generally;

          (b) the use of the term enforceable shall not imply any opinion as to the availability of equitable remedies;

          (c) I advise you that a California court may not strictly enforce certain covenants contained in the First Amendment and the Credit Agreement or allow acceleration of the maturity of the indebtedness thereunder if it concludes that such enforcement or acceleration would be unreasonable under the then existing circumstances. I do believe, however, that subject to the limitations expressed elsewhere in this opinion, enforcement or acceleration would be available if an Event of Default occurs as a result of a material breach of a material covenant contained in the First Amendment or the Credit Agreement. Further, certain rights, remedies and waivers contained in the Credit Agreement may be limited or rendered ineffective by applicable California laws or judicial decisions governing such provisions, but such laws or judicial decisions do not render the Credit Agreement invalid as a whole;

                                 Exhibit 1 - 3

          (d) The effect of California court decisions, invoking statutes or principles of equity, which have held that certain covenants and provisions of agreements are unenforceable where (i) the breach of such covenants or provisions imposes restrictions or burdens upon the debtor, including the acceleration of indebtedness due under debt instruments, and it cannot be demonstrated that the enforcement of such restrictions or burdens is reasonably necessary for the protection of the creditor, or (ii) the creditors enforcement of such covenants or provisions under the circumstances would violate the creditors implied covenant of good faith and fair dealing;

          (e) The unenforceability under certain circumstances under California or federal law or court decisions, of provisions expressly or by implication waiving broadly or vaguely stated rights, unknown future rights, defenses to obligations or rights granted by law, where such waivers are against public policy or prohibited by laws;

          (f) The unenforceability under certain circumstances of provisions to the effect that rights or remedies are not exclusive, that every right or remedy is cumulative and may be exercised in addition to or with any other right or remedy, that election of a particular remedy or remedies does not preclude recourse to one or more other remedies or that failure to exercise or delay in exercising rights or remedies will not operate as a waiver of any such right or remedy;

          (g) The effect of Section 1717 of the California Civil Code, which provides that, where a contract permits one party to the contract to recover attorneys' fees, the prevailing party in any action to enforce any provision of the contract shall be entitled to recover its reasonable attorneys' fees;

          (h) The unenforceability under certain circumstances of provisions indemnifying a party against liability for its own wrongful or negligent acts or where such indemnification is contrary to the public policy or prohibited by laws; and

          (i) The enforceability under certain circumstances of provisions imposing penalties, forfeitures, late payment charges or any increase in interest rate upon delinquency in payment or the occurrence of a default.

     To the extent that the obligations of Borrower may be dependent on such matters, I assume for purposes of this opinion that each of the Banks is duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization; that each of the Banks is duly qualified to engage in the transactions covered by this opinion; that the First Amendment and the Credit Agreement have been duly authorized, executed and delivered by each of the Banks and that the First Amendment and the Credit Agreement Constitute the valid and binding obligation of each of the Banks, enforceable in accordance with their terms; and that each of the Banks has the requisite corporate or organizational and legal power and authority to own its properties, to carry on its business as now being conducted and to perform its obligations under the First Amendment and the Credit Agreement, including, without limitation, to make the loans under the Credit Agreement. I am not expressing any opinion as to the effect of or the compliance by any Bank with any state or

                                 Exhibit 1 - 4
federal laws or regulations applicable to the transactions because of the nature of its respective business.

     This opinion is rendered to the Banks and the Administrative Agent and is solely for their benefit in connection with the above transaction. This opinion may not be relied upon by the Banks or Administrative Agent for any other purpose, or furnished to, quoted to or relied upon by any other person, firm or corporation for any purpose without prior written consent.

                              Very truly yours,

                              [Assistant General Counsel]

                                 Exhibit 1 - 5